Exhibit 10.29

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIRD AMENDMENT

TO CONTRACT MANUFACTURING SUPPLY AGREEMENT

This Third Amendment (this "Amendment") to Contract Manufacturing Supply Agreement is entered into effective as of January 1, 2020 (the "Amendment Effective Date") by and between Bausch & Lomb Incorporated, with an address at 8500 Hidden River Parkway, Tampa, Florida 33637 ("B+L"), and Aerie Distribution Incorporated, with an address at 4301 Emperor Boulevard, Suite 4008, Durham, North Carolina 27703 ("Aerie Distribution"). B+L and Aerie Distribution may hereafter be referred to individually as a "Party" or together as the "Parties". All capitalized terms used but not defined herein shall have the meaning given to them in the Agreement.

WHEREAS, B+L and Aerie Pharmaceuticals Inc. ("Aerie Pharmaceuticals") entered into a Contract Manufacturing Supply Agreement dated December 9, 2014 (and its amendments thereto) whereby Aerie Pharmaceuticals engaged B + L to manufacture and supply certain Products (collectively, the "Agreement"); and

WHEREAS, Aerie Pharmaceuticals assigned its rights and obligations in the Agreement to Aerie Distribution with the consent of B+L and the Parties amended the terms of the Agreement pursuant to a First Amendment to Contract Manufacturing Supply Agreement effective May 31, 2018, which provided that all references in the Agreement to "Aerie" shall be deemed to refer to Aerie Distribution as of the effective date of such First Amendment;

WHEREAS, the Parties further amended the Agreement pursuant to a Second Amendment to Contract Manufacturing Supply Agreement effective August 15, 2018; and

WHEREAS, the Parties desire to further amend the Agreement as described and set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the Parties agree to amend the Agreement as follows effective as of the Amendment Effective Date:

1.Section 6.C. of the Agreement is hereby deleted in its entirety and replaced with the following:

6.C. Business Meetings. The Parties agree to meet at least two (2) times per year in accordance with a schedule established by mutual written agreement of the Parties, but no less than once per Contract Year, with the location for such meetings to be mutually agreed. Alternatively, the Parties may meet by means of teleconference, videoconference or other similar communications equipment, as agreed upon by the Parties.

Section 21 of the Agreement is hereby amended by changing the address to which notice to Aerie must be sent to:

As to Aerie Pharmaceuticals and Aerie Distribution:
Aerie Pharmaceuticals, Inc.
4301Emperor Blvd, Suite 400, Durham, NC 27703 Attn: Vice President, Manufacturing

With copy to:
Aerie Pharmaceuticals, Inc.
550 Hills Drive, Third Floor, Bedminster, NJ 07921     Attn: General Counsel

2.Appendix B of the Agreement is hereby amended by deleting such Appendix in its entirety and replacing it with the Appendix B attached hereto.

3.All of the other terms and conditions of the Agreement shall remain in full force and effect without any modification. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute a single instrument.

4.Each Party represents and warrants to the other that (i) such Party has full power and unrestricted authority to enter into this Amendment, and (ii) the execution, delivery and performance of this Amendment will not breach any agreement to which such Party currently is a party.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have executed this Amendment effective as of the Amendment Effective Date.

Bausch & Lomb Incorporated

By:	/s/ Robert T. Fulop
Name:	Robert T. Fulop
Title:	Chief Financial Officer

Aerie Distribution Incorporated

By:	/s/ Rich Rubino	/s/ Tom Mitro
Name:	Rich Rubino	Tom Mitro
Title:	Chief Financial Officer	President and Chief Operating Officer

APPENDIX B

Annual Minimums

Products: AR-13324 Ophthalmic Solution, 0.02% (Rhopressa®) and PG-324 Ophthalmic Solution, 0.02% (Rocklatan™)

Calendar Year	Annual Minimum (number of units)
2020	[***]
2021	[***]
2022	[***]
2023	[***]

1.During each Calendar Year above, Aerie shall purchase a combined number of units of all Products (Rhopressa and Rocklatan) in the Annual Minimum amounts set forth in the table above.

2.If Aerie fails to purchase the Annual Minimum during any applicable calendar year, Aerie shall pay to B+L an amount calculated by subtracting the total combined number of units of all Products actually purchased by Aerie during such Calendar Year from the applicable Annual Minimum for such Calendar Year and then multiplying that result by an amount equal to [***] percent ([***]%) of the average of the per unit prices of the commercial (non-sample) sizes of the Products as set forth in Appendix A (the resulting amount being the "Shortfall Amount").
3.Aerie shall pay any Shortfall Amount to B+L within forty-five (45) days of receipt of invoice issued following the end of the applicable Calendar Year.

For purposes of an example of the calculation of the Shortfall Amount utilizing the Annual Minimums set forth above and the current prices set forth in Appendix A, assume that in 2020 Aerie purchases [***] units of Rhopressa and [***] units of Rocklatan. The calculation would be as follows:

(Annual Minimum - Total Combined units purchased) x [***]% of Average Purchase Price of Commercial Products) = Shortfall Amount
([***] - [***]) x ([***] x (([***]+ [***]) / [***]))

[***] x ([***] x [***])

[***] x [***]= [***] (Shortfall Amount)